Income Taxes (Tables) - NEONC TECHNOLOGIES HOLDINGS, INC.	12 Months Ended
Dec. 31, 2024
Schedule of deferred tax assets

	For the Year Ended December 31,
	2024	2023
Deferred tax assets:
Net operating losses	$8,398,192	$5,452,848
Share based compensation	2,405,371	2,405,371
Interest expense	87,260	849,349
Deferred research and development costs	1,230,953	614,609
Accrued wages	205,765	305,548
Accrued litigation cots	1,299,550	1,288,000
Deferred revenue and other	37,940	37,940
Total deferred tax assets	13,665,031	10,953,665
Valuation allowance	(13,665,031)	(10,953,665)
Deferred tax asset, net of valuation allowance	$-	$-

Schedule of statutory federal income tax rate

	For the Year Ended December 31,
	2024	2023
Tax benefit at the federal statutory rate	21%	21%
State tax, net of federal benefit	$7%	7%
Permanent differences	0%	0%
Change in valuation allowance	-28%	-28%
Effective income tax rate	$0%	0%